CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of the City National Rochdale Funds (the “Funds”), with respect to the Funds’ Form N-CSRS for the period ended March 31, 2020, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: June 8, 2020

/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro
President and Chief Executive Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer of the City National Rochdale Funds (the “Funds”), with respect to the Funds’ Form N-CSRS for the period ended March 31, 2020, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: June 8, 2020

/s/ Eric Kleinschmidt
Eric Kleinschmidt
Treasurer